                                                                   EX-99.906CERT

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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     In connection with the shareholder  report of American  Century  California
Tax-Free and  Municipal  Funds (the  "Registrant")  on Form N-CSR for the period ending August 31, 2006 (the "Report"), we, the undersigned, certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the  requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.

Dated: October 30, 2006

                                           /s/  William M. Lyons
                                           -------------------------------------
                                           William M. Lyons
                                           President
                                           (chief executive officer)

                                           /s/  Robert J. Leach
                                           -------------------------------------
                                           Robert J. Leach
                                           Vice President, Treasurer, and
                                           Chief Financial Officer
                                           (chief financial officer)